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                                                                    EXHIBIT 10.6




                            MGC COMMUNICATIONS, INC.




                           160,000 Units Consisting of
                                 $160,000,000 of
                        13% Senior Secured Notes due 2004
                                       and
              Warrants to Purchase 1,291,200 Shares of Common Stock




                               PURCHASE AGREEMENT

                               September 24, 1997




                            BEAR, STEARNS & CO. INC.

                                FURMAN SELZ LLC
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                            MGC COMMUNICATIONS, INC.


                           160,000 Units Consisting of
                                 $160,000,000 of
                        13% Senior Secured Notes due 2004
                                       and
              Warrants to Purchase 1,291,200 Shares of Common Stock


                               PURCHASE AGREEMENT

September 24, 1997
New York, New York

BEAR, STEARNS & CO. INC.
FURMAN SELZ LLC
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies & Gentlemen:

         MGC Communications, Inc., a Nevada corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc. and Furman Selz LLC (together, the "Initial Purchasers") 160,000 units (the "Units") consisting of $160,000,000 aggregate principal amount of 13% Senior Secured Notes due 2004 (the "Senior Notes") and Warrants (the "Warrants") to purchase an aggregate of 1,291,200 shares of common stock, $.001 par value (the "Common Stock"), of the Company (the "Warrant Shares"), subject to the terms and conditions set forth herein. Each Unit will consist of $1,000 principal amount of the Senior Notes and one Warrant to purchase 8.07 shares of Common Stock. The Senior Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined below), between the Company and Marine Midland Bank, as trustee (the "Trustee"). The Warrants will be issued pursuant to a warrant agreement (the "Warrant Agreement") to be dated the Closing Date, between the Company and Marine Midland Bank, as warrant agent (the "Warrant Agent"). The Senior Notes and the Warrants will not trade separately until the earlier of (i) 90 days from the date of issuance, (ii) such date as the Initial Purchasers may, in their discretion, deem appropriate, (iii) in the event a Change in Control (as defined in the Indenture) occurs, the date the Company mails notice thereof to holders of Senior Notes and Warrants and (iv) the date on which the Exchange Offer (as defined below) is consummated (such date, the "Separation Date"). The Units, the Senior Notes and the Warrants are more fully described in the Offering memorandum referred to below.

         1. Issuance of Securities. The Company proposes to, upon the terms and subject to the conditions set forth herein, issue and sell to the Initial Purchasers the Units. The Senior Notes forming a part of the Units and the Exchange Notes (as defined below) issuable in exchange therefore are hereinafter referred to as the Notes. The Units, the Notes and the Warrants
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are collectively referred to herein as the "Securities". Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture.

                  The proceeds to the Company from the sale to the Initial Purchasers of the Units will be used to fund the Interest Reserve Account, capital expenditures in connection with the Company's expansion and for working capital.

         Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933 (as amended, the "Act"), the Units, the Notes, the Warrants and the Warrant Shares (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:


                           "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY
                  WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A PERSON THAT IS NOT A U.S. PERSON (AS DEFINED IN RULE 902 UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2) (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE AND WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE UNITS, NOTES AND WARRANTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE OR WARRANT AGENT) OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (IN THE CASE OF (b), (c), (d) OR (e), BASED UPON AN OPINION OF COUNSEL IF THE ISSUER OR TRUSTEE, REGISTRAR OR TRANSFER AGENT FOR THE SECURITIES SO REQUESTS), (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE


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                  REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH
                  ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

         2. Offering. The Units will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering memorandum, dated September 4, 1997 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated September 24, 1997 (the "Offering Memorandum"), relating to the Company and the Units.

                  The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Units on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom any of the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), and to non-U.S. persons outside the United States within the meaning of Regulation S under the Act ("Regulation S Investors"). Such QIBs and Regulation S Investors shall be referred to herein as the "Eligible Purchasers." The Initial Purchasers will offer the Units to such QIBs and Regulation S Investors initially at a purchase price equal to 100% of the amount thereof. Such price may be changed at any time without notice.

                  Pursuant to the terms of a security agreement to be dated the Closing Date (the "Security Agreement"), the Notes will be secured by a lien on certain Telecommunications Equipment (as defined in the Indenture) owned or to be owned by the Company. Pursuant to the terms of a collateral pledge agreement to be dated the Closing Date (the "Collateral Pledge Agreement"), the Company will deposit a portion of the proceeds from the sale of the Units to the Initial Purchasers sufficient to provide for payment in full of the first six interest payments on the Notes in a segregated account (the "Interest Reserve Account") that will be used to purchase a portfolio of United States government securities which will be pledged to secure payment of the principal of and interest on the Notes.

                  Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), and holders (including subsequent transferees) of the Warrants and Warrant Shares will have the registration rights set forth in the registration rights agreement relating thereto (the "Warrant Registration Rights Agreement"), to be dated the Closing Date for so long as such Notes, Warrants or any Warrant Shares constitute "Transfer Restricted Securities" (as defined in such agreements). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") with respect to an offer to exchange (the "Exchange Offer") the Notes for 13% Series B Senior Secured Notes due 2004 (the "Exchange Notes") to be offered in exchange for the Notes and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Notes, and to use its best efforts to cause such


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Registration Statements to be declared effective and consummate the Exchange
Offer. This Agreement, the Securities, the Warrant Shares, the Indenture, the Security Agreement, the Collateral Pledge Agreement, the Warrant Agreement, the Registration Rights Agreement and the Warrant Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

                  3. Purchase, Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees severally and not jointly to purchase from the Company, that amount of Units set forth opposite its name on Schedule I hereto. The purchase price for the Units shall be $1,000 per Unit.

         (b) Delivery of, and payment of the purchase price for, the Units shall be made, against payment of the purchase price, at the offices of Kronish, Lieb, Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, New York 10036, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 A.M. New York time, on September 29, 1997 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

         (c) Units sold to Regulation S Investors will initially be represented by one or more permanent Units in global definitive, fully registered form without interest coupons (each a "Regulation S Global Unit") registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), for the accounts of the Euroclear System ("Euroclear") and Cedel Bank, societe anonyme ("Cedel"), having an aggregate amount corresponding to the aggregate amount of the Units sold to Regulation S Investors. Units sold to QIBs will be represented by one or more permanent global Units in definitive, fully registered form without interest coupons (each a "Restricted Global Unit", and together with the Regulation S Global Unit, the "Global Units") registered in the name of Cede & Co., as nominee of DTC, having an aggregate amount corresponding to the aggregate amount of the Units sold to QIBs. Each Global Unit will be comprised of one or more global certificates for the Notes (the "Global Notes") and one or more global certificates for the Warrants (the "Global Warrants" and, together with the Global Notes and Global Units, the "Global Securities"). The Global Securities shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of immediately available funds to an account specified by the Company or as the Company may direct in writing, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfers. The Global Units, Global Notes and Global Warrants shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

         4. Agreements of the Company. The Company covenants and agrees with each of the Initial Purchasers as follows:

                  (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing,
         (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority and (ii) of the happening of any event that, in the reasonable opinion of counsel to the Company, makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes


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
         in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Securities under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy thereof. The Company shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

                  (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of either counsel to the Company or counsel to the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law.

                  (e) To cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the qualification or registration of the Units under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the


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         Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

                  (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all preliminary and final Blue Sky memoranda prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery by the Company of the Securities to the Initial Purchasers, (iv) the qualification or registration of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel to the Initial Purchasers relating thereto), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Securities in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel to the Company) of the Company in connection with the approval of the Securities by DTC for "book-entry" transfer,
         (x) rating the Securities by rating agencies, (xi) the reasonable fees and expenses of the Trustee and its counsel in connection with the Indenture and the Notes, (xii) the reasonable fees and expenses of the Warrant Agent and its counsel in connection with the Warrant Agreement and the Warrants, (xiii) the performance by the Company of its other obligations under this Agreement and the other Operative Documents and
         (ix) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Units, the Notes and the Warrants (other than out-of-pocket expenses incurred by the Initial Purchasers for travel, meals and lodgings), provided, however, that the expenses incurred pursuant to clauses (ii) and (iv) above shall not exceed $5,000 without the consent of the Company.

                  (g) To use the proceeds from the sale of the Units in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                  (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Securities.

                  (i) To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Units.

                  (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Units in a manner that would require the registration under the Act of the sale to the Initial Purchasers, the QIBs or the Regulation S Investors of the Units, the Notes or the Warrants


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
         or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

                  (k) For so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any beneficial owner of Units, Notes or Warrants in connection with any sale thereof and any prospective purchaser of such Units, Notes or Warrants from such beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                  (l) To cause the Exchange Offer to be made in the appropriate form to permit registered Exchange Notes to be offered in exchange for the Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (m) To comply with all of its agreements set forth in the Registration Rights Agreement and the Warrant Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

                  (n) To use its best efforts to effect the inclusion of the Securities in PORTAL and to obtain approval of the Securities by DTC for "book-entry" transfer.

                  (o) During a period of five years following the Closing Date, to deliver without charge to each of the Initial Purchasers, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its stockholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company, including without limitation, press releases.

                  (p) Prior to the Closing Date, to furnish to each of the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any consolidated financial statements or any unaudited interim financial statements of the Company for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

                  (q) The Company will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. Except as permitted by the Act, the Company will not distribute any Preliminary Offering Memorandum, Offering Memorandum or other offering material in connection with the offering and sale of the Securities.

                  (r) To comply with the agreements in the Indenture, the Security Agreement, the Collateral Pledge Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement and any other Operative Document; and


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                  (s)      To reserve and continue to reserve as long as any
         Warrants remain outstanding, a sufficient number of shares of Common Stock for issuance upon exercise of the Warrants.


         5. Representations and Warranties. (a) The Company represents and warrants to each of the Initial Purchasers that:

                  (i) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. Any projections and other information contained in the Preliminary Offering memorandum and the Offering Memorandum or provided to the Initial Purchasers or any Eligible Purchaser have been prepared in good faith and are based upon assumptions which, in light of the circumstances under which they were made, are reasonable. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (ii) When the Units, the Notes and the Warrants are issued and delivered pursuant to this Agreement, no Unit, Note or Warrant will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  (iii) The Company (A) has been duly organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (C) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification. The Company does not own, directly or indirectly, any capital stock of or any equity interest in, any other person.

                  (iv) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. At June 30, 1997, after giving effect to the issuance and sale of the Units pursuant hereto and to the offering of Convertible Preferred Stock (the "Preferred Stock Offering") or the closing of binding commitments from investors to purchase Common Stock of the Company for $15 million if the Preferred Stock Offering has not been consummated within 60 days of the Closing Date, the Company had an authorized and outstanding consolidated capitalization as set forth in the Offering Memorandum under the caption "Capitalization."


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
                  (v) All of the outstanding shares of the Common Stock were issued in reliance on the exemption from registration pursuant to
         Section 4(2) of the Act and in compliance with the requirements thereof and any other statute, judgment, decree, order, rule or regulation of any court, regulatory body or administrative agency or other governmental body, domestic or foreign, having jurisdiction over the Company or the issuance of the Common Stock.

                  (vi) The dissolution of MGC Communications, LLC, a Georgia limited liability company, formerly known as NevTEL, LLC (the "LLC"), and the distribution of the shares of Common Stock of the Company held by the LLC (the "Reorganization") was consummated in compliance with all applicable statutes, judgments, decrees, orders, rules and regulations of any court, regulatory body or administrative agency or other governmental body, domestic or foreign, having jurisdiction over the LLC, Company or the Reorganization. No person was or is entitled to receive any shares of capital stock of the Company or other consideration, other than shares of capital stock or other consideration which have been distributed, as a result of the Reorganization.

                  (vii) Except as disclosed in the Offering Memorandum, there are not currently, and will not be as a result of the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company.

                  (viii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Security Agreement, the Collateral Pledge Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrant Registration Rights Agreement and the other Operative Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein and the power to effect the Use of Proceeds as described in the Offering Memorandum.

                  (ix) This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (x) The Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Indenture.


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
                  (xi) The Security Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Security Agreement required to be described in the Offering Memorandum.

                  (xii) The Collateral Pledge Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Collateral Pledge Agreement required to be described in the Offering Memorandum.

                  (xiii) The Units have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to the terms of this Agreement. The Offering Memorandum contains a fair summary of the Units.

                  (xiv) The Notes have been duly and validly authorized by the Company, and have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Notes.

                  (xv) The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Exchange Notes.

                  (xvi) The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Registration Rights Agreement.

                  (xvii) The Warrant Agreement has been duly and validly authorized by the Company, and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Warrant Agreement.

                  (xviii) The Warrants have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued and countersigned in accordance with the terms of the Warrant Agreement and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Warrant Agreement, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Warrants.

                  (xix) The Warrants are exercisable for Warrant Shares in accordance with the terms of the Warrant Agreement. The Warrant Shares have been duly authorized for issuance by the Company and, when issued and paid for upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and nonassessable, free of any preemptive or similar rights. The Company has reserved sufficient shares of Common Stock for issuance upon the exercise of the Warrants.

                  (xx) The Warrant Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Offering Memorandum contains a fair summary of the terms of the Warrant Registration Rights Agreement.

                  (xxi) The Company is not, and, after giving effect to the Offering, will not be (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act and the rules and regulations of the FCC and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company or any of its assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to (x) individually or in the aggregate, result in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Units pursuant hereto or (z) in any manner draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (x), (y) or (z), a

         "Material Adverse Effect") or (2) which is disclosed in the Offering Memorandum. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except as disclosed in the Offering Memorandum.

                  (xxii) None of (A) the execution, delivery or performance by the Company of this Agreement and the other Operative Documents, (B) the issuance and sale of the Securities and (C) consummation by the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds" violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company, or an acceleration of any indebtedness of the Company pursuant to, (i) the charter or bylaws of the Company, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or its property is or may be bound, (iii) any statute, rule or regulation applicable to the Company or any of its assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its assets or properties, except in the case of clauses (ii), (iii) and (iv) for such violations conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not singly, or in the aggregate, have a Material Adverse Effect or (y) which are disclosed in the Offering Memorandum. Other than as described in the Offering Memorandum, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency (including, without limitation, the FCC) or (B) any other person is required for (1) the execution, delivery and performance by the Company of this Agreement and the other Operative Documents, (2) the issuance and sale of the Securities and the transactions contemplated hereby and thereby, except
         (x) such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made) under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and state securities or Blue Sky laws and regulations or such as may be required by the NASD or (y) where the failure to obtain any such consent, approval, authorization or order of, or filing registration, qualification, license or permit would not reasonably be expected to result in a Material Adverse Effect.

                  (xxiii) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company, threatened or contemplated to which the Company is a party or to which the business or property of the Company is subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body or (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company is or may be subject or to which the business, assets, or property of the Company is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed.

                  (xxiv) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Securities, prevents or suspends the sale of the Securities in any jurisdiction referred to in Section 4(e) hereof or that could adversely affect the consummation of the transactions contemplated by this Agreement, the Operative Documents or the Offering Memorandum; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                  (xxv) There is (i) no significant unfair labor practice complaint pending against the Company nor, to the best knowledge of the Company, threatened against the Company, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or, to the best knowledge of the Company, threatened against the Company,
         (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company nor, to the best knowledge of the Company, threatened against the Company and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company that, in the case of clauses (i), (ii) or
         (iii), could reasonably be expected to result in a Material Adverse Effect. To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company. The Company has not violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees (except as set forth in the Offering Memorandum), (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, which in the case of clause (A), (B) or (C) above could reasonably be expected to result in a Material Adverse Effect.

                  (xxvi) The Company is in compliance with and has not violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of such permit, license or approval which could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect. No facilities owned or leased by the Company, or to the knowledge of the Company, any facilities of any predecessor in interest of the Company, is listed or, to the knowledge of the Company, formally proposed for listing on the National Priorities List or the Comprehensive Environmental Response, Compensation, and Liability Information System, both as promulgated under the Comprehensive Environmental Response, Compensation and Liability Act. ("CERCLA"), or on any comparable state list, or listed or, to the knowledge of the Company, formally proposed for listing, on any comparable local list, and the Company has not received any written notification of potential or actual liability, or any written request for information, pursuant to CERCLA or any comparable state, local or foreign environmental law.

                  (xxvii) The Company has (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Offering

         Memorandum or as would not have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all material leases to which it is a party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities (including, without limitation, the FCC), all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business conducted by the Company in the manner described in the Offering Memorandum, except as described in the Offering Memorandum, and no such Authorization contains a materially burdensome restriction that is not disclosed in the Offering Memorandum and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which the Company is a party are valid and binding and no default by the Company has occurred and is continuing thereunder and, to the best knowledge of the Company no material defaults by the landlord are existing under any such lease that could reasonably be expected to result in a Material Adverse Effect.

                  (xxviii) The Company owns, possesses or has the right to employ all patents, patent rights, licenses (including all FCC, state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by it or which are proposed to be operated by it free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as could not reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company does not infringe on the rights of any person, except as could not reasonably be expected to have a Material Adverse Effect.

                  (xxix) The Company, or to the best knowledge of the Company, any of its officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company has not, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (i) might subject the Company, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company or (iii) if not continued in the future, might have a Material Adverse Effect.

                  (xxx) All material tax returns required to be filed by the Company in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Company, there are no material proposed additional tax assessments against the Company, the assets or property of the Company.

                  (xxxi) The Company is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (xxxii) Except as disclosed in the Offering Memorandum, there are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or any other Operative Document to which it is a party or the consummation by the Company of the transactions contemplated hereby or thereby, have the right to request or demand that the Company register under the Act or analogous foreign laws and regulations securities held by them.

                  (xxxiii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                  (xxxiv) The Company maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its business. The Company has not received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof, subject only to changes made in the ordinary course of business, consistent with past practice, which do not, singly or in the aggregate, materially alter the coverage thereunder or the risks covered thereby.

                  (xxxv) The Company has not (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units, the Notes or the Warrants or (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Units, the Notes or the Warrants or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (xxxvi) No registration under the Act of the Units the Notes or the Warrants is required for the sale of the Units to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming
         (i) that the purchasers who buy the Units in the Exempt Resales are either QIBs or Regulation S Investors and (ii) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Units to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than the Initial Purchasers, as to which the Company makes no representation or warranty) in connection with the offer and sale of any of the Securities in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof except warrants issued in connection with the Common Stock Commitment.

                  (xxxvii) No employee pension benefit plan (within the meaning of Section 3(2) of ERISA, but excluding any "multiemployer plan" within the meaning of Section 3(37) of ERISA) established or maintained by the Company or to which the Company has made contributions, which is subject to Part 3 or Subtitle B of Title I of ERISA, or Section 412 of the Internal Revenue Code of 1986 (the "Code"), had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the last day of the most recent plan year of such plan heretofore ended for which an excise tax is due (or would be due if such deficiency were not waived). The Company has made all contributions required to be made by it to any "multiemployer pension plan" (within the meaning of Section 3(37) of ERISA). Neither the Company nor any Related Person (as such term is defined below) has incurred, or is expecting to incur, any withdrawal liability (determined under Section 4201 of ERISA) with respect to any plan covered by Title IV of ERISA and in respect of which the Company or a Related Person is an "employer" as defined in Section 3(5) of ERISA, and to the best of the Company's knowledge, there has not been any "reportable event" (within the meaning of Section 4043 of ERISA and regulations thereunder, other than an event for which the 30-day notice requirement has been waived), or any other event or condition which presents a material risk of the termination of any such plan, including, but not limited to, a termination by action of the Pension Benefit Guaranty Corporation, which termination would create a material liability of the Company or a Related Person to the Pension Benefit Guaranty Corporation. "Related Person" shall mean any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(b) and (c) of the Code) with the Company within the meaning of Section 4001(b) of ERISA. As of the last day of the most recent plan year heretofore ended of each employee benefit plan described in the preceding sentence (other than a "multiemployer plan"), the present value of all accrued benefits under each such employee benefit plan (calculated on the basis of the actuarial assumptions specified in the most recent actuarial valuation for each such plan) did not exceed the fair market value of the assets of such plan allocable to such benefit by more than $1,000,000. Neither any employee pension benefit plan (excluding any "multiemployer plan" within the meaning of Section 3(37) of ERISA) established or maintained by the Company or to which the Company has made contributions, nor any trust created thereunder, nor any trustee or administrator thereof (including the Company), has engaged in any non-exempt prohibited transaction (as described in Section 406 of ERISA or in Section 4975 of the Code) that could subject the Company either directly or indirectly through an obligation to indemnify to any material tax or material penalty on prohibited transactions imposed under said Section 4975 of the Code or under ERISA. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Units to be purchased by the QIBs and the Regulation S Investors will not involve any prohibited transaction within the meaning of
         Section 406 of ERISA or Section 4975 of the Code. Each employee benefit plan described in the preceding sentence is in compliance in all material respects with all applicable provisions of ERISA and the Code, except for plan amendments required or permitted by such statutes as to which applicable grace periods for making such amendments have not expired, and the Company has made, accrued or provided for all contributions heretofore required to be made by the Company and the Company has complied in all material respects with the continuation coverage requirements of Title X of the Consolidated Omnibus Budget Act of 1985, as amended. The Company has no material "expected post-retirement benefit obligation" (within the meaning of Financial Accounting Standards Board Statement No. 106). The consummation of the transactions contemplated by this Agreement (including, without limitation, the Use of Proceeds) will not result in any material payment (including, without limitation, severance, golden parachute or otherwise) becoming due from the Company to any employee of the Company as a consequence of such transaction.

                  (xxxviii) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                  (xxxix)   Subsequent to the respective dates as of which
         information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (i) the Company has not incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company taken as a whole, nor entered into any transaction not in the ordinary course of business, (ii) there has not been, singly or in the aggregate, any change or development which could reasonably be expected to result in a Material Adverse Effect and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xl) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Securities, the application of the proceeds from the issuance and sale of the Securities and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                  (xli) To the best knowledge of the Company, the accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants. The historical financial statements of the Company comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the financial position and results of operations of the Company at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by this Agreement, the other Operative Documents; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Offering Memorandum and the books and records of the Company, as applicable.

                  (xlii) The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company on a consolidated basis exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company on a consolidated basis as they become absolute and matured. The assets of the Company on a consolidated basis do not constitute unreasonably small capital to carry out the business of the Company, taken as a whole, as conducted or as proposed to be conducted. Upon the issuance of the Units, the present fair saleable value of the assets of the Company on a consolidated basis will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company on a consolidated basis as they become absolute and matured. Upon the issuance of the Units, the assets of the Company on a consolidated basis will not constitute unreasonably small capital to carry out its businesses as now conducted, including the capital needs of the Company on a consolidated basis, taking into account the projected capital requirements and capital availability.

                  (xliii) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or either of the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities.

                  (xliv) The Company has or will have good and valid rights in and title to the Collateral (as defined in the Security Agreement) that it will grant a Lien in pursuant to the Security Agreement and has full power and authority to grant to the Collateral Agent (as defined in the Security Agreement) the Security Interest (as defined in the Security Agreement) pursuant to the Security Agreement and to execute, deliver and perform its obligations in accordance with the terms of the Security Agreement, without the consent or approval of other persons other than any consent or approval which has already been obtained.

                  (xlv) Prior to the Closing Date fully executed Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral will have been filed with the Secretary of State or other appropriate office of each State of the United States in which Collateral is located and in such other governmental, municipal or other office as specified in the Security Agreement.

                  (xlvi) As of the Closing Date, the Security Interest granted by the Company pursuant to the terms of the Security Agreement will constitute a legal and valid Lien in all the Collateral. The Security Interest will be perfected only to the extent that the filings referred to in Section 5(a)(xlv) are sufficient to perfect such Security Interest. The Security Interest is prior to any other Lien on any of the Collateral as of the Closing Date.

                  (xlvii) As of the Closing Date, the Collateral will be owned by the Company free and clear of any Lien. The Grantor has not filed or consented to the filing of any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral and which financing statement or analogous document will still be in effect on the Closing Date, except for the Liens and financing statements expressly created or permitted by the Security Agreement or the Indenture.

                  (xlvii) Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

                           The Company acknowledges that each of the Initial
Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         (b) Each of the Initial Purchasers severally and not jointly represents, warrants and covenants to the Company and agrees that:

                  (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Units.
         (ii) Such Initial Purchaser (A) is not acquiring the Units with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Units only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to Regulation S Investors in an offshore transaction exempt from the registration requirements of the Act.

                  (iii) No form of general solicitation or general advertising has been or will be used by either of the Initial Purchasers or any of their representatives in connection with the offer and sale of any of the Units, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (iv) Each of the Initial Purchasers agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Units only from, and will offer to sell the Units only to, QIBs and Regulation S Investors. The Initial Purchasers further agree (A) that they will offer to sell the Units only to, and will solicit offers to buy the Units only from (1) QIB's who in purchasing such Units will be deemed to have represented and agreed that they are purchasing the Units for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (2) Regulation S Investors in offers and sales that occur outside the United States to persons other than U.S. persons who in purchasing such Units will be deemed to have represented that they are acquiring the Units in an offshore transaction within the meaning of Regulation S under the Act and (B) that, in the case of such QIBs and Regulation S Investors, acknowledges and agrees that such Units will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (II) in a transaction meeting the requirements of Rule 144, (III) outside the United States to a person that is not a U.S. Person (as defined in Rule 902 under the Act) in a transaction meeting the requirements of Rule 904 under the Act, (IV) to an institutional "Accredited Investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act) that, prior to such transfer, furnishes to the Trustee and Warrant Agent a signed letter containing certain representations and agreements relating to the Units, Notes and Warrants (the form of such letter can be obtained from the Trustee or Warrant Agent), or (V) in accordance with another exemption from the registration requirements of the Act (in the case of II, III, IV or V, based upon an opinion of counsel if the Company or Trustee, Registrar or Transfer Agent for the Securities so requests), (y) to the Company or (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States and (C) that the holder will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

                  (v) Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.




                  6.       Indemnification.

                           (a) The Company agrees to indemnify and hold harmless
         (i) each of the Initial Purchasers, (ii) each person, if any, who controls either of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including, under this Agreement.

                           (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of either Initial Purchaser expressly for use therein; provided, however, that in no case shall either Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which either Initial Purchaser may otherwise have, including under this Agreement.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case (and where the Initial Purchasers are the indemnified parties, Bear, Stearns & Co. Inc. shall have the right to select such counsel for the Initial Purchasers), but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action,
         (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided, however, that such consent was not unreasonably withheld.

                  7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Company or is insufficient to hold harmless a party indemnified thereunder, the Company and the Initial Purchasers shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company and one or both of the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Initial Purchasers from the offering of the Units or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Initial Purchasers in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Initial Purchasers shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Units (net of discounts but before deducting expenses) received by the Company and (y) the discounts received by the Initial Purchasers, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and of the Initial Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall either of the Initial Purchasers be required to contribute any amount in excess of the amount by which the discount applicable to the Units purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 7, (A) each person, if any, who controls either of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld.

                  8. Conditions of Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Units, if any, as provided herein, shall be subject to the satisfaction of the following conditions:

                      (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                      (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Units, the Notes or the Warrants in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                      (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Units, the Notes or the Warrants; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against, the Company before any court or arbitrator or any governmental body, agency or official that (1) could reasonably be expected to result in a Material Adverse Effect or (2) has not been disclosed in the Offering Memorandum; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

                      (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock, (iii) the Company shall not have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any Material Adverse Effect.

                      (e) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company by
         (i) Nield Montgomery, President and Chief Executive Officer and (ii) Linda M. Sunbury, Vice President-Administration, in form and substance reasonably satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and
         (d) of this Section 8 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed in all material respects.

                      (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, of Ellis, Funk, Goldberg, Labovitz & Dokson, P.C. counsel for the Company, to the effect set forth in Exhibit A hereto.

                      (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, of Kelley Drye & Warren LLP, special regulatory counsel to the Company, to the effect set forth in Exhibit B hereto.

                      (h) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Kronish, Lieb, Weiner & Hellman LLP, counsel to the Initial Purchasers, covering such matters as are customarily covered in such opinions.

                      (i) At the time this Agreement is executed and at the Closing Date the Initial Purchasers shall have received from KPMG Peat Marwick, LLP, independent public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers with respect to the financial statements and certain financial information of the Company contained in the Offering Memorandum.

                      (j) Kronish, Lieb, Weiner & Hellman LLP shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                      (k) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                      (l) The Company and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                      (m) The Company and the Trustee shall have entered into the Security Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                      (n) The Company and the Trustee shall have entered into the Collateral Pledge Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                      (o) The Company shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                      (p) The Company shall have entered into the Warrant Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                      (q) The Company shall have entered into the Warrant Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                      (r) The Company shall have (i) consummated the Preferred Stock Offering or (ii) received binding commitments from investors to purchase common stock of the Company for $15 million if the Preferred Stock Offering has not been consummated within 60 days of the Closing Date and the funds necessary to consummate such commitment shall have been deposited into escrow and the warrants to be issued as a commitment fee to the parties depositing such funds into escrow shall have been issued.

                      (s) The Company shall have filed Uniform Commercial Code financing statements (UCC-1s) or other appropriate filings, recordings or registrations and taken such other actions as are necessary to perfect the Security Interest (as defined in the Security Agreement).

                  All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

                  9. Initial Purchasers' Information. The Company and the Initial Purchasers severally acknowledge that the statements with respect to the offering of the Units set forth in the last paragraph of the cover page and the third paragraph and the fourth sentence of the fifth paragraph under the caption "Plan of Distribution" in such Offering Memorandum constitute the only information furnished in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

                  10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers and the Company contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in
Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers any controlling person thereof or by or on behalf of the Company or any controlling person thereof, and shall survive delivery of and payment for the Units to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

                  11.      Effective Date of Agreement; Termination.

                  (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                  (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder,
         (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York or American Stock Exchanges shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by Federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Units on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Units as contemplated hereby.

                  (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof, or if the sale of the Units provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

                  12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Bear, Stearns & Co. Inc. and Furman Selz LLC, c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167,
Attention: Corporate Finance Department, telecopy number: (212) 272-3092; and if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to MGC Communications, Inc., 3165 Palms Centre Drive, Las Vegas, Nevada 89103, Attention: General Counsel, telecopy number: (702) 310-1111, with a copy to Ellis, Funk, Goldberg, Labovitz & Dokson, P.C., One Securities Centre, Suite 400, 3400 Piedmont Road, Atlanta, Georgia 30305, telecopy number: (404) 233- 2188.

                  13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers and the Company and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Units from the Initial Purchasers.

                  14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

                  15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

                  16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                           [Signature page to follow]

                           If the foregoing correctly sets forth the
understanding among the Initial Purchasers and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                    Very truly yours,

                                    MGC COMMUNICATIONS, INC.


                                    By:
                                       ---------------------------------
                                     Name:
                                      Title:


Accepted and agreed to as of
the date first above written:


BEAR STEARNS & CO. INC.


By:
   ---------------------------------
  Name:
  Title:


FURMAN SELZ LLC


By:
   ---------------------------------
  Name:
  Title:

                                   Schedule I


                                            Number of
                                             Units to
Initial Purchaser                          be Purchased
-----------------                          ------------
Bear, Stearns & Co. Inc.                      104,000

Furman Selz LLC                                56,000

                                Total:
                                              -------
                                              160,000

                                    EXHIBIT A


Form of Opinion of Ellis, Funk, Goldberg, Labovitz & Dokson, P.C.


                           1. The Company is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification. To the best knowledge of such counsel, the Company does not own, directly or indirectly, any capital stock of or any equity interest in, any other person.

                           2. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The authorized, issued and outstanding capital stock of the Company conforms in all respects to the description thereof set forth in the Offering Memorandum.

                           3. There are not, to such counsel's knowledge, currently, and will not be following the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company, except as described in the Offering Memorandum.

                           4. When the Units are issued and delivered pursuant to this Agreement, no Unit, Note or Warrant will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                           5. All of the outstanding shares of the Company's common stock, $.001 par value, were issued in reliance on the exemption from registration pursuant to Section 4(2) of the Securities Act and in compliance with the requirements thereof and any other statute, judgment, decree, order, rule or regulation of any court, regulatory body or administrative agency or other governmental body, domestic or foreign, having jurisdiction over the Company or the issuance of the common stock. The Reorganization was consummated in compliance with all applicable statutes, judgments, decrees, orders, rules and regulations of any court, regulatory body or administrative agency or other governmental body, domestic or foreign, having jurisdiction over the LLC, Company or the Reorganization. No person was or is entitled to receive any shares of capital stock of the Company or other consideration, other than shares of capital stock or other consideration which have been distributed, as a result of the Reorganization.

                           6. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Security Agreement, the Collateral Pledge Agreement, the Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement and the other Operative Documents, as applicable, and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities.

                           7. This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legally valid and binding agreement of the Company.

                           8.       Each of the Indenture, the Security
         Agreement, the Collateral Pledge Agreement, the Registration Rights Agreement, the Warrant Agreement, the Warrant Registration Rights Agreement and the Pledge Agreement has been duly and validly authorized, executed and delivered by the Company and assuming due execution by the other parties thereto, is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such counsel need express no opinion as to the validity or enforceability of rights of indemnity or contribution, or both and except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, and in the case of the Security Agreement, except that certain remedial provisions of the Security Agreement are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Security Agreement as a whole and the Security Agreement contains adequate provisions for the realization of the principal benefits afforded thereby.

                           9. The Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of this Agreement and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except that such counsel need express no opinion as to the validity or enforceability of rights of indemnity or contribution, or both, and except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                           10. The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of this Agreement and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except that such counsel need express no opinion as to the validity or enforceability of rights of indemnity or contribution, or both, and except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                           11. The Warrants have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued and countersigned in accordance with the terms of the Warrant Agreement and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Warrant Agreement, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                           12. The Warrants are exercisable into Warrant Shares in accordance with the terms of the Warrant Agreement. The Warrant Shares have been duly authorized for issuance by the Company and, when issued and paid for upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid (assuming that at the time of such exercise the exercise price of the Warrants exceeds the par value of the Warrant Shares) and nonassessable, free of any preemptive or similar rights imposed by law or granted by the Company. The Company has reserved sufficient shares of Common Stock for issuance upon exercise of the Warrant (assuming the exercise of the Warrants on the date hereof).

                           13. The Offering Memorandum contains a fair summary of the terms of each of the Units, the Notes, the Indenture, the Security Agreement, the Collateral Pledge Agreement, the Warrants, the Warrant Agreement, the Registration Rights Agreement and the Warrant Registration Rights Agreement required to be described in the Offering Memorandum.

                           14. No registration under the Act of the Units is required for the sale of the Units to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming (i) that the Initial Purchasers are Qualified Institutional Buyers, as defined in Rule 144A under the Act ("QIB"), (ii) that the purchasers who buy the Units in the Exempt Resales are either QIBs or Regulation S Investors, (iii) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Units to the Initial Purchasers and the Exempt Resales contained in this Agreement, (iv) the accuracy of the Company's representations in Sections 5(a)(ii), (xxxv), (xxxvi) (other than with respect to the first sentence) and (xxxviii) of this Agreement and (v) with respect to Regulation S Investors, the accuracy of the representations made by each Regulation S Investor, who in purchasing Units will be deemed to have represented that it is acquiring the Units in an offshore transaction within the meaning of Regulation S under the Act.

                           15. The Offering Memorandum, as of its date (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data, including the Projected Financial Information, included therein or omitted therefrom, as to which no opinion need be expressed), and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                           16. Prior to the effectiveness of the Exchange Registration Statement or the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

                           17. None of (A) the execution, delivery or performance by the Company of this Agreement and the other Operative Documents or (B) the issuance and sale of the Securities violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company, or an acceleration of any indebtedness of the Company pursuant to, (i) the charter or bylaws of the Company, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company is a party or by which it or its property is or may be bound, (iii) any local, state, federal or administrative statute, rule or regulation applicable to the Company or any of its assets or properties, or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its assets or properties known to such counsel, except in the case of clauses (ii),
         (iii) and (iv) for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not, singly or in the aggregate, have a Material Adverse Effect or (y) are disclosed in the Offering Memorandum. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act of 1939, as amended, in connection with the Registration Rights Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance by the Company of this Agreement, the Operative Documents or the issuance and sale of the Securities, except (i) such as have been obtained and made or have been disclosed in the Offering Memorandum and (ii) where the failure to obtain such consents or waivers would not, singly or in the aggregate, have a Material Adverse Effect. To such counsel's knowledge, after reasonable inquiry, no consents or waivers from any other person are required for the execution, delivery and performance by the Company of this Agreement, the Operative Documents or the issuance and sale of the Securities, other than such consents and waivers as have been obtained.

                           18. The Company is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                           19. Except as set forth in this Agreement, the Registration Rights Agreement or the Warrant Registration Rights Agreement, to the best of such counsel's knowledge, there are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or any other Operative Document to which it is a party or the consummation by the Company of the transactions contemplated thereby, have the right to request or demand that the Company register under the Act securities held by them.

                           20.      None of the execution, delivery and
         performance of this Agreement, the issuance and sale of the Units, the application of the proceeds from the issuance and sale of the Units and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                           21.      To such counsel's knowledge, after
         reasonable inquiry, there is (i) no action, suit, investigation or proceeding (other than proceedings with respect to pending license applications) before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or threatened or contemplated to which the Company is or may be a party or to which the business or property of the Company is or may be subject or (ii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which the Company is or may be subject or to which the business, assets or property of the Company are or may be subject has been issued, except in the case of clauses (i) and (ii), those which (a) would not singly or in the aggregate have a Material Adverse Effect upon the Company or (b) which are disclosed in the Offering Memorandum and except that such counsel shall not be required to express any opinion as to the matters addressed in the opinion of Kelley Drye & Warren LLP.

                           22. To such counsel's knowledge, there is no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body to which the Company is or may be subject or to which the business, assets or property of the Company are or may be subject, except those which (a) would not singly or in the aggregate have a Material Adverse Effect upon the Company or (b) which are disclosed in the Offering Memorandum and except that such counsel shall not be required to express any opinion as to the matters addressed in the opinion of Kelley Drye & Warren LLP.

                           23. The statements contained in the Offering Memorandum under the caption "Certain Federal Income Tax Consequences" are a fair and accurate summary of the matters discussed herein.

                           24. The Security Interest granted by the Company pursuant to the terms of the Security Agreement constitutes a perfected Lien in all the Collateral now owned by the Company.

                           Such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Initial Purchasers and its representatives at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum or the Offering Memorandum (except as indicated above), on the basis of the foregoing, no facts have come to such counsel's attention which led such counsel to believe that the Preliminary Offering Memorandum or the Offering

         Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and related notes, the financial statement schedules and other financial and statistical data, including the Projected Financial Information, included therein).

                           Such counsel are members of the Bar of the State of Georgia, and such counsel does not herein express an opinion as to any matters governed by any laws other than the laws of the State of Georgia, the laws of the State of Nevada governing corporations and the Federal laws of the United States of America. In rendering this opinion, such counsel has relied on Kronish, Lieb, Weiner & Hellman LLP as to the laws of the State of New York. In rendering such counsel's opinion in paragraph 23 with respect to the perfection of the Security Interest pursuant to the terms of the Security Agreement under the laws of the States of California, Georgia and Illinois, such counsel has relied exclusively on such counsel's review of Uniform Commercial Code Sections ________, as adopted in such States, as reported by [name of publisher of compilation].

                                    Exhibit B

                   Form of Opinion of Kelley Drye & Warren LLP

                           1.       All of the licenses, permits and
         authorizations required by the FCC for the provision of telecommunications services by the Company, as such counsel understands those services to be provided currently based upon the attached certificate and the Offering Memorandum, have been issued to and are validly held by the Company. All of the licenses, permits and authorizations required by any "state commissions" as defined in
         Section 3 of the Communications Act of 1934, as amended (the "State Telecommunications Agencies") for the provision of telecommunications services by the Company, as such counsel understands those services to be provided currently based upon the attached certificate and the Offering Memorandum, have been issued to and, to the best knowledge of such counsel, are validly held by the Company, except where the failure to obtain or hold such license, permit or authority would not have a Material Adverse Effect. All such licenses, permits and authorizations are in full force and effect.

                           2. The Company is not the subject of any proceeding (including a rule making proceeding), pending complaint or investigation, or, to the best of such counsel's knowledge, any threatened complaint or investigation, before the FCC, or, to the best of such counsel's knowledge after oral inquiry, of any proceeding (including a rule making proceeding), pending complaint or investigation, or any threatened complaint or investigation, before the State Telecommunications Agencies based, in each case, on any alleged violation of any statutes governing the FCC or the State Telecommunications Agencies and the rules and regulations promulgated thereunder (the "Telecommunications Laws") by the Company in connection with its provision of or failure to provide telecommunications services of a character required to be disclosed in the Offering Memorandum which is not disclosed in the Offering Memorandum.

                           3. The statements in the Offering Memorandum under the headings of "Summary of Offering Memorandum - The Company - Recent Regulatory Developments," "Risk Factors - Regulatory Approval of the Offering," "Risk Factors- Regulation," and "Business - Government Regulation" regarding the Telecommunications Laws of the FCC or the State Telecommunications Agencies fairly and accurately summarize the matters therein described.

                           4. The Company has the consents, approvals, authorizations, licenses, certificates, permits, or orders of the FCC or the State Telecommunications Agencies, if any is required, for the consummation of the transactions contemplated in the Offering Memorandum, except where the failure to obtain the consents, approvals, authorizations, licenses, certificates, permits or orders would not have a Material Adverse Effect.

                           5. Neither the execution and delivery of the Operative Documents nor the sale of the Securities contemplated thereby will conflict with or result in a violation of any order or regulation of the FCC or the State Telecommunications

         Agencies applicable to the Company, except where the conflict with or the violation of which would not have a Material Adverse Effect.